1
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

X    Filed by the registrant
     Filed by a party other than the registrant
     Check the appropriate box:

          Preliminary proxy statement
          Confidential, for Use of the Commission Only (as permitted by Rule 14a
            -6 (e)(2))
     X    Definitive Proxy Statement
          Definitive Additional Materials
          Soliciting Material Pursuant to  Rule 14a-11(c) or Rule 14a-12

                                PPT Vision, Inc.
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of filing fee (Check the appropriate box):

          X    No fee required
               Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid;

     Fee paid previously with Preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, schedule or registration statement no.:
     (3)  Filing party:
     (4)  Date filed:
                                PPT VISION, INC.
                             10321 West 70th Street
                             Eden Prairie, MN 55344
                                 (612) 996-9500


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 11, 1999

To the Shareholders of PPT Vision, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of PPT Vision, Inc. will be held on Thursday, March 11, 1999, at 3:00 p.m., Central Time, at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, MN, for the following purposes:

          1. To elect five (5) directors to serve until the next annual meeting of shareholders or until their successors are elected; and

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1998.

     The Board of Directors has fixed the close of business on January 29, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                              By Order of the Board of Directors

                              /s/Thomas G. Lovett IV
                              ----------------------
                              Thomas G. Lovett IV
                              Secretary

Eden Prairie, Minnesota
Dated:    February 8, 1999

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                PPT VISION, INC.
                             10321 West 70th Street
                             Eden Prairie, MN 55344
                                 (612) 996-9500

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 11, 1999


                                 GENERAL MATTERS

     This Proxy Statement is furnished to the shareholders of PPT Vision, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on March 11, 1999 or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company.

     Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; if not so revoked, the shares represented by such proxy will be voted. The Company's principal offices are located at 10321 West 70th Street, Eden Prairie, Minnesota 55344, and its telephone number is (612) 996-9500. The mailing of this proxy statement to shareholders of the Company commenced on or about February 8, 1999.

     The total number of shares outstanding and entitled to vote at the meeting as of January 29, 1999 consisted of 5,396,359 shares of common stock, $0.10 par value. Each share of common stock is entitled to one vote. There is no cumulative voting for directors. Only shareholders of record at the close of business on January 29, 1999 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

     Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. If the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, however, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth information as of January 15, 1999 concerning the beneficial ownership of the Common Stock of the Company by (i) the only shareholders known by the Company to own more than five percent of the common stock of the Company, (ii) each director of the Company, (iii) each Named Executive Officer listed in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

                                            Number and Percentage of Shares
                                                 Beneficially Owned (1)
Name and Address                              ----------------------------
of Beneficial Owner                            Shares           Percentage
-------------------                           --------         -----------
P. R. Peterson(2)                              875,207            16.2%
ESI Investment Co.(2)
6111 Blue Circle Drive
Minnetonka, MN  55343

Dimensional Fund Advisors, Inc.(3)             377,300             7.0%
1229 Ocean Avenue
Santa Monica, CA 90401-1038

Berger Associates, Inc. (3)                    282,300             5.2%
210 University Boulevard
Suite 900
Denver, CO  80206

Investment Advisers, Inc. (3)                  282,000             5.2%
3700 U.S. Bank Place
Suite 3500
Minneapolis, MN  55440

Bruce C. Huber                                 145,944             2.7%

Larry G. Paulson                               100,573             1.9%

Joseph C. Christenson                           79,827             1.5%

Arye Malek                                      36,833             *

David Malmberg                                  19,950             *

Thomas R. Northenscold                          17,017             *

All executive officers and directors
  as a group (7 persons)                     1,279,101            23.3%

*  Indicates ownership of less than one percent.

(1) Except as noted, all shares beneficially owned by each person as of the record date were owned of record, and each person had sole voting power and sole investment power for all such shares beneficially held. The table excludes shares purchasable pursuant to the Company's 1995 Employee Stock Purchase Plan. The table includes options under the Company's Stock Option Plans which are or will become exercisable within 60 days of January 15, 1999 in the following amounts: Mr. Peterson, 15,225 shares; Mr. Huber, 15,000 shares; Mr. Paulson, 10,417 shares; Mr. Christenson, 25,000 shares; Mr. Malek, 9,167 shares; Mr. Malmberg, 13,500 shares, Mr. Northenscold, 16,567, all executive officers and directors as a group, 104,876 shares.

(2) ESI Investment Co. is the record owner of 549,084 shares of Common Stock. Mr. Peterson is a controlling shareholder of the parent company of ESI.
     Mr. Peterson also owns 204,373 shares of Common Stock individually and controls 121,750 shares as trustee of the P. R. Peterson Co. Profit Sharing Trust.

(3) Based on Schedule 13F filings reporting shares held as of September 30, 1998.

                              ELECTION OF DIRECTORS

     It is intended that proxies solicited by the Board of Directors will be voted FOR (unless otherwise directed) the election of the nominees for director named below. Each of the nominees named below upon election will serve until the next annual meeting or until his successor has been elected and qualified. If, for any reason, any of the nominees become unavailable for election, the proxies solicited by the Board of Directors will be voted for such nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected.

     The Company does not have a nominating committee of the Board of Directors. The nominees named below have been nominated by the Board of Directors of the Company. The nominees are listed below with their ages , their present positions with the Company and their present principal occupations or employment. Messrs. Paulson and Christenson have devoted and will devote their full working time to the business of the Company. Messrs. Huber, Malmberg and Peterson have devoted and will devote such time as is necessary to fulfill their duties as directors.

     JOSEPH C. CHRISTENSON, 40, has been President of the Company since January 1989 and a director since December 1987. Prior to being elected President of the Company, he had been its Chief Operating Officer and Chief Financial Officer from December 1987 to December 1988, General Manager and Chief Financial Officer from August 1986 to November 1987, and financial analyst and marketing manager since joining the Company in May 1985. Mr. Christenson has a Masters in Business Administration from the University of Michigan and a Bachelor of Arts degree from St. Olaf College.

     LARRY G. PAULSON, 47, was a co-founder of the Company and has been Vice President of Research and Development, and a director of the Company since December 1981. Mr. Paulson is also a Registered Professional Engineer and holds Bachelors and Masters Degrees in Science from the University of Minnesota.

     BRUCE C. HUBER, 51, is a Managing Director of Piper Jaffray Inc., where he had served as the Director of Equity Capital Markets until May 1998. Mr. Huber has been a director of the Company since September 1985. Mr. Huber is also a director of Axxis Business Solutions, Inc.

     DAVID MALMBERG, 55, has been the Chief Executive Officer since July 1998 and the Chairman of the Board since January 1997 of Fieldworks, Inc., a designer, manufacturer and marketer of customer-specific computing solutions for demanding field environments. Since May 1994, Mr. Malmberg has also been the President of David C. Malmberg, Inc., a consulting and investment management firm. Prior to that time, he served in various capacities with National Computer Systems, Inc., a global data collection services and systems company, most recently serving as President from 1978 through 1993 and serving as Vice Chairman from January 1993 through 1994. Mr. Malmberg is a director of National City Bank Corporation in Minneapolis, Minnesota and serves as a director of Three Five Systems, Inc. Mr. Malmberg has been a director of the Company since May 1994.

     P. R. PETERSON, 65, is the Secretary and a director of Electro-Sensors, Inc., a manufacturer of machine control systems. Mr. Peterson is also President of P. R. Peterson Co., Inc., a venture capital firm where he has served for over five years. Mr. Peterson served as a director from the Company's inception in 1982 to 1985. He was again elected a director of the Company in December 1988 and continues to serve in that capacity.

          MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE

Other Information Regarding the Board of Directors
--------------------------------------------------
     Directors receive $1,250 per quarter for services as members of the Board. The Board has a Compensation Committee consisting of Mr. Huber, Mr. Malmberg (Chair) and Mr. Peterson and an Audit Committee consisting of Mr. Huber (Chair), Mr. Malmberg and Mr. Peterson.

     The Audit Committee has the authority to review the accounting and auditing principles and procedures of PPT Vision, Inc. with a view toward providing for the safeguard of the Company's assets and the reliability of its financial records, recommend to the full Board the engagement of independent auditors, review with the independent auditors the plans and results of the auditing engagement and consider the independence of the Company's auditors. The Audit Committee met once with the Company's auditors in fiscal 1998 as part of a regular joint meeting of the Board of Directors and the Audit Committee. The Compensation Committee has the authority to handle management of compensation matters, including establishment of the compensation of the Chief Executive Officer and incentive compensation for employees of the Company and serves as the Committee authorized to grant options under the Company's stock option plans. The Compensation Committee did not meet separately in fiscal 1998, but took action on a number of matters through written action.

     During the fiscal year ended October 31, 1998, the Company's Board of Directors held five meetings. All directors attended all five of the board meetings, except for Mr. Huber who attended three of the five board meetings. In addition, the Company's directors took a number of different actions by written action during the fiscal year.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Other Compensation
--------------------------------------
     The following table sets forth, for the fiscal years ending October 31, 1998, 1997 and 1996, the cash compensation paid by the Company, as well as certain other compensation paid or earned for those years by Joseph C. Christenson, the Company's President and Chief Executive Officer, and Arye Malek, the Company's Vice President of Marketing and Thomas R. Northenscold, the Company's Chief Financial Officer and the only other executive officers whose compensation exceeded $100,000 in fiscal 1998 (the "Named Executive Officers"), for services rendered to the Company in all capacities during the past three fiscal years in all capacities in which they served.

                           Summary Compensation Table

                                       Annual        Long Term
                                    Compensation    Compensation
                                   -------------    ------------
                                                      Options
Name and Principal       Fiscal                       (Number      All Other
 Position                 Year     Salary    Bonus   of Shares) Compensation(1)
------------------        ----    -------   -------  ---------  ---------------
Joseph C. Christenson     1998   $140,833      --        --          $2,000
  President and Chief     1997    120,000      --        65,000       1,000
  Executive Officer       1996    108,675   $20,000      15,000       1,000

Arye Malek                1998    110,250     4,336       5,000       2,000
  Vice President          1997    105,000      --        23,500       1,000
  of Marketing            1996    104,520(2)  2,625       3,500       1,000

Thomas R. Northenscold    1998    100,000      --         5,000       2,000
  Chief Financial Officer 1997     91,287      --        25,000       1,000
                          1996     83,315    $9,243       5,000       1,000
___________________
(1)All other compensation consists of Company matching 401(k) contributions.
(2)Includes commissions earned.

Stock Options
-------------
     The following table sets forth information concerning grants of stock options under the Company's Stock Option Plan to the Named Executive Officers during fiscal year ending October 31, 1998.

                        Option Grants in Fiscal Year 1998

                                                 Individual Grants
                                             -------------------------         Potential Realizable Value
                         Number of            % of Total                      at Assumed Annual Rates of
                         Securities        Options Granted                      Stock Price Appreciation
                         Underlying          to Employees    Exercise Expiration   for Option Term(1)
                      Options Granted(2)     in Fiscal Year   Price      Date          5%       10%
                    -------------------     --------------    ------   -------      -------   -------
Joseph C. Christenson       -----

Arye Malek                  5,000                 8.5%       $6.875    6/26/05     $13,994   $32,612

Thomas R. Northenscold      5,000                 8.5%       $6.875    6/26/05     $13,994   $32,612
____________________

(1) Potential realizable values shown above represent the potential gains based upon annual compound price appreciation of 5% and 10% from the date of grant through the full option term. The actual value realized, if any, on stock option exercises will be dependent on overall market conditions and the future performance of the Company and its common stock. There is no assurance that the actual value realized will approximate the amounts reflected in this table.

(2) All of the options listed above become exercisable in equal installments over a period of three years, commencing one year after the date of grant.

Option Exercises and Holdings
-----------------------------
     The following table sets forth, with respect to the Company's Named Executive Officers, certain information concerning stock options exercised during the fiscal year ended October 31, 1998, and unexercised options held as of the end of that fiscal year:

                   Aggregated Option Exercises in Fiscal 1998
                     and Options Values at October 31, 1998

                                                Number of Unexercised        Value of Unexercised(1)
                                                       Options at            In-the-Money Options at
                                                    October 31, 1998             October 31, 1998
                      Shares Acquired  Value        ----------------             ----------------
Name                    on Exercise   Realized Exercisable  Unexercisable   Exercisable  Unexercisable
---------------------   -----------   -------- -----------  -------------   -----------  -------------
Joseph C. Christenson      8,250      $42,625     25,000        47,500        $25,781        -----

Arye Malek                 2,625       13,891      9,167        22,333         10,312        -----

Thomas R. Northenscold     -----        -----     16,567        23,333         40,632        -----
____________________________

(1) Value of unexercised options equals fair market value of the shares underlying options at October 31, 1998, less the exercise price, times the number of options outstanding.

Employment Agreements
---------------------
     The Company has entered into written employment agreements with Messrs. Christenson, Paulson, Malek and Northenscold. Under the terms of their respective employment contracts, each of the officers is required to devote his full time and effort to the Company. Each employment agreement is renewable able annually, contains a one-year non-compete provision and is terminable by the Company or the officer on 60-days' notice.

Report on Executive Compensation
--------------------------------
      Decisions on compensation of the Company's executives are made by the Compensation Committee ("Compensation Committee") of the Board of Directors. The following report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.

     The Company uses various national and local compensation surveys to develop its compensation strategy and plans. The Compensation Committee also refers to such surveys for executive compensation purposes. The Board has not used outside consultants to prepare specific studies but the Compensation Committee would be free to do so in the exercise of its independent judgment.

      There are four components to the Company's executive compensation program:
(1) base salary; (2) bonus; (3) stock option; and (4) retirement. The compensation philosophy of the Company is to be competitive with comparable and directly competitive companies to attract and motivate highly qualified employees. To this end, the Compensation Committee has adjusted the mix of the compensation components from year to year according to the Company's performance.

     Base Salary. Executive base salary is adjusted annually based on the prior fiscal year's financial results and performance on developmental objectives the Compensation Committee believes are critical to the Company's long-term progress. These objectives include, but are not limited to, progress on the Company's current business plan's objectives and staff development.

      Bonus. The Compensation Committee annually determines whether to pay bonuses and approves executive bonuses based upon the achievement of earnings and development objectives the Compensation Committee believes are critical to the Company's long-term progress. Bonuses are payable to executive officers, managers and key employees based upon the recommendation of the Chief Executive Officer. The Compensation Committee approves the Chief Executive Officer's share  of  the  bonus pool.  No bonuses were paid with respect  to  fiscal  1998 results.

      Stock Options. The Company's current stock option plans include executive officers, managers and key employees. In the past, substantially all of the
Company's employees have been designated as key employees. Stock options are granted to new employees on their hiring date on the recommendation of Company officers to the Compensation Committee. In addition, Company officers periodically recommend to the Compensation Committee, for its approval at regular Board of Directors' meetings, stock option grant s to employees based on merit. Options outstanding under current plans fully vest in a period from one and a half to four years and expire in five to seven years.

      Retirement. The Company sponsors a 401(k) plan for its employees, including executive officers, under which the Company partially matches employee contributions at a proportion set by the Company. The Compensation Committee approves the corporate matching formula for all employees.

      Chief Executive Compensation. Mr. Christenson's compensation for the fiscal years 1996 through 1998 is shown in the summary compensation table above. The Compensation Committee increased Mr. Christenson's base salary to $156,000 effective June 1, 1998. The Compensation Committee believes that Mr. Christenson has managed the Company extremely well and has made progress on the Company's business plan objectives, including the Company's successful acquisition of intellectual property from Medar, Inc.


             Bruce C. Huber      David Malmberg      P. R. Peterson
             BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Performance Graph
-----------------
     The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. The Company has chosen the use of the Nasdaq Stock market (U.S. Companies) Index as its broad market index and the Nasdaq Non-Financial Stocks Index. The table below compares the cumulative total return as of the end of each of the Company's last five fiscal years on $100 invested as of October 31, 1993, on the Nasdaq Stock Market Index and the Nasdaq Non-Financial Stocks Index, assuming the reinvestment of all dividends:

                                     [GRAPH]

                                                       FISCAL YEAR ENDING
                            -----------------------------------------------------------------------
                            10/31/93    10/31/94    10/31/95      10/31/96     10/31/97    10/31/98
                            --------    --------    --------      --------     --------    --------
PPT Vision, Inc.            $ 100.00    $  64.29     $ 221.43     $ 241.07    $ 244.64     $ 183.93
Nasdaq Stock Market
  (U.S. Companies) Index    $ 100.00     $ 100.55    $ 135.43     $ 159.82    $ 210.34     $ 235.87
Nasdaq Non-Financial
  Stocks Index              $ 100.00     $  99.24    $ 133.04     $ 154.04    $ 197.94     $ 221.94

                             INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP has served as independent accountants for the Company for a number of years, including the fiscal year ended October 31, 1998. The Company has selected Price Waterhouse to serve as the Company `s independent auditors for the year ended October 31, 1999. A representative of
PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT

      An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended October 31, 1998 accompanies this Notice of Annual Meeting and proxy solicitation material.


                              SHAREHOLDER PROPOSALS

      Rule 14a-8 of the SEC permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The PPT Vision, Inc. 2000 Annual Meeting of Shareholders is expected to be held on or about March 9, 2000. Proxy materials for that meeting are expected to be mailed on or about February 4, 2000. Under SEC Rule 14a-8, shareholder proposals to be included in the PPT Vision, Inc. proxy statement for that meeting must be received by PPT Vision, Inc. on or before October 7, 1999. Additionally, if PPT Vision, Inc. receives notice of a shareholder proposal after December 23, 1999, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of PPT Vision, Inc. for its 2000 Annual Meeting of Shareholders may exercise discretionary voting power with respect to the proposal.


                                  SOLICITATION

       The cost of soliciting proxies, including the cost of preparing, assembling, and mailing the proxies and soliciting material, as well as the cost of forwarding the material to the beneficial owner s of stock, will be home by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 1998 all Section 16(a) filing requirements applicable to its insiders were complied with, except that Mr. Malek failed to report one transaction in a timely manner.

                                 OTHER BUSINESS

      The management of the Company does not know of any other business to be presented at the Annual Meeting of Shareholders. If any matter properly comes before the meeting, however, it is intended that the persons named in the enclosed form of proxy will vote said proxy in accordance with their best judgment.

      ALL PROXIES PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS MADE, PROXIES WILL BE VOTED IN FAVOR OF THE DIRECTORS.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/Thomas G. Lovett IV
                              ----------------------
                              Thomas G. Lovett IV
                              Secretary


PROXY                   PPT VISION, INC.

                  Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders to be
                             Held on March 11, 1999

 The undersigned hereby constitutes and appoints Joseph C. Christenson and Thomas R. Northenscold, and each of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of PPT Vision, Inc., to be held on March 11, 1999 at 3:00 p.m. local time, in Minneapolis, Minnesota and at any adjournment or adjournments thereof:

1.   ELECTION OF DIRECTORS:

_____ FOR all nominees listed below             _____ WITHHOLD AUTHORITY
(except as marked to the contrary below)        to vote for all nominees

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the FOR box and strike a line through the nominee's name in the list below).

Joseph C. Christenson  Larry G. Paulson  Bruce C. Huber  P.R. Peterson
David Malmberg

2.IN  THEIR  DISCRETION,  THE PROXIES ARE AUTHORIZED  TO  VOTE  UPON  ANY  OTHER
  MATTERS COMING BEFORE THE MEETING.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND IN FAVOR OF THE DIRECTORS NOMINATED BY MANAGEMENT IF THERE IS NO SPECIFICATION.


                                        I plan to attend the meeting

                                        DATE:_____________________, 1999

                                        _________________________________
                                        Signature

                                        _________________________________
                                        Signature if held jointly

                                        Please  sign exactly as name  appears
                                        hereon.   Joint  owners  should  each
                                        sign.    When  signing  as  attorney,
                                        executor,  administrator, trustee  or
                                        guardian, please give full  title  as
                                        such.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.